UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington D.C., 20549

Form 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):    April 14, 2010

Mach One Corporation
(Exact Name of Registrant as Specified in its Charter)

Commission File Number: 333-146744

Nevada	88-0338837
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification No.)

974 Silver Beach Road Belgium, WI 53004
(Address of Principal Executive Offices, Including Zip Code)

888 400 7179
(Registrant's Telephone Number, Including Area Code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act(17CFR240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17CFR240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17CFR240.13e-4(c))

SECTION 2 - FINANCIAL INFORMATION

Item 2.01 Completion of Acquisition or Disposition of Assets

SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

Information included in this Form 8-K may contain forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). This information may involve known and unknown risks, uncertainties and other factors which may cause Mach One Corporation (“Mach One”) and WhiteHat Holdings, LLC (“WhiteHat”) actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by any forward-looking statements. Forward-looking statements, which involve assumptions and describe Mach One and WhiteHat’s future plans, strategies and expectations, are generally identifiable by use of the words "may," "will," "should," "expect," "anticipate," "estimate," "believe," "intend" or "project" or the negative of these words or other variations on these words or comparable terminology. Forward-looking statements are based on assumptions that may be incorrect, and there can be no assurance that any projections or other expectations included in any forward-looking statements will come to pass. Mach One and WhiteHat’s actual results could differ materially from those expressed or implied by the forward-looking statements as a result of various factors. Except as required by applicable laws, Mach One undertakes no obligation to update publicly any forward-looking statements for any reason, even if new information becomes available or other events occur in the future.

ACQUISITION OF WHITEHAT HOLDINGS, LLC BY MACH ONE CORPORATION

On April 14, 2010, Mach One Corporation, a Nevada corporation (“Mach One”), completed an acquisition of WhiteHat Holdings, LLC, a Delaware limited liability company (“WhiteHat”), through the merger of WhiteHat into White Hat Acquisition Corp., a wholly-owned subsidiary of Mach One (the “Merger Sub”), pursuant to a Plan and Agreement of Merger entered into by the parties on February 25, 2010 (the “Merger Agreement”).  The Merger Sub will change its name to WhiteHat Holdings, Inc. and will operate as a wholly-owned subsidiary of Mach One. Mach One will continue its business under the name Mach One. In accordance with the Merger Agreement, Kevin P. Quirk, President and CEO of WhiteHat, has been appointed a director of Mach One together with Gilbert Peter. Messrs: Quirk and Peter’s have the right to appoint one more director of Mach One.  Therefore, the directors of Mach One consist of five current Mach One directors, Tad M. Ballantyne, Monte B. Tobin, Kevin G. Sallstrom, Mark A. Thomas and Brittin Eustis and three new directors named by White Hat, Kevin P. Quirk, Gilbert Peter and a director to be selected by Messrs. Quirk and Peter.  Mr. Quirk will continue to be the President and CEO of White Hat.

 Pursuant to the terms of the Merger Agreement, as partial consideration (i) $400,000 shall be deposited into a WhiteHat account not later than April 30,2010, to be used by WhiteHat to pay its legal, accounting,  marketing and debt expenses and to  further the development of its business, and (ii) all of the issued and outstanding shares of common and preferred stock of WhiteHat were converted into 154,798,788 shares of Mach One common stock and distributed to the WhiteHat shareholders pro rata. In addition, $987,000 of WhiteHat indebtedness was cancelled and converted into 15,343,750 shares of Mach One common stock.  Upon the close of the acquisition, the former WhiteHat shareholders owned approximately 45% of the total issued and outstanding common stock of Mach One.  In the event that less than $400,000 is deposited into a WhiteHat account by April 30, 2010, Mach One shall issue additional shares of its common stock (“Penalty Shares”) to the WhiteHat shareholders, pro rata.  In addition, Mach One is obligated to provide additional capital to the WhiteHat subsidiary of not less than $1,600,000 on or before July 4, 2010.  In the event Mach One fails to provide such capital within the required time period, Mach One will issue to the former WhiteHat shareholders up to 33,691,592 additional shares of its common stock (“Additional Shares”).  However, in no event will the total number of shares issued to the WhiteHat shareholders at the closing , together with any Penalty Shares and/or Additional Shares exceed 49.9% of Mach One’s issued and outstanding common stock.

Additional details regarding the WhiteHat acquisition, including a copy of the Merger Agreement, are provided in Mach One’s Current Report on Form 8-K previously filed on March 3, 2010.

BUSINESS OF MACH ONE

Mach One Corporation is a global wellness solutions company with operations in Animal Wellness; Organics & Sustainables; and BioPharm Process Systems. Through its Animal Wellness Group, the Company focuses on major opportunities for positive, long-term health and longevity benefits for disease-threatened animals in the commercial livestock and poultry industries, especially the beef and dairy sectors. The Organics & Sustainables Group, through its flagship company Ceres Organic Harvest, Inc. (Ceres), addresses the growing needs of food manufacturers in the organic foods market which are challenged to increase production capacity for organic raw commodities and feed stocks that go into the finished products. The BioPharm Process Systems Group provides documentation, process modules, process skids, custom tanks and vessels and custom stainless steel fabrication to the biopharmaceutical industry, and also will be integral in setting up and servicing the projected three U.S.-based laboratories for production of Mach One's Animal Wellness Group Bridge™ product line.

BUSINESS OF WHITEHAT

Company Information

White Hat Brands, LLC, (“White Hat Brands”) is the operating company and a wholly-owned subsidiary of WhiteHat.
With rates of obesity and diabetes in children rising at alarming rates, Atlanta-based White Hat Brands is focused on kids’ health and wellness and is committed to offering nutritious products to provide parents smart alternatives to the leading beverages and snacks. White Hat Brands  produces a variety of great tasting, fortified juice beverages for kids under the brand Dog On It! ® that are made with all-natural ingredients and loaded with calcium and vitamins A, B, C, D & E – without adding excess sugar or high fructose corn syrup.

From August 2007 through October 2008, White Hat Brands executed a regional test of Dog On It! through large format grocery in the Northeastern U.S.  During that time, it gained distribution in approximately 2,000 major grocery outlets, including the New York, Philadelphia and Boston markets.  In November of 2007, Dog On It! became the first children’s beverage brand to be accepted as a national partner of the Juvenile Diabetes Research Foundation (JDRF).  Additionally, White Hat Brands received several Hermes and MarCom awards for Dog On It!’s packaging and marketing materials.

Some of the keys to White Hat Brand’s success to date include:

•	Early investment in sophisticated Enterprise Resource Planning solution which facilitated daily operations and management of the business.
•	Existing broker and buyer relationships enabling aggressive speed-to-market.
•	National co-marketing partnerships with the JDRF and the American Camps Association fostering brand credibility among consumers and differentiating Dog On It! from the competition.

White Hat Brand’s management has close to 60 years of combined experience in the food and beverage industry, including The Coca-Cola Company, Anheuser Busch, Cliffstar Corporation, In Zone Brands and Lang Naturals

Products

Dog On It! fortified juice beverages are made with all natural ingredients and deliver substantial nutrients and fruit flavor without excess sugar!

All Dog On It! products are:

•	High in Vitamins A, B,C, D, E
•	Excellent Source of Calcium
•	Low in Sugar and Calories*
•	Served in Convenient 8-oz Portion-controlled Bottles

Dog On It! products contain none of the following:

•	No High Fructose Corn Syrup!
•	No Artificial Sweeteners
•	No Artificial Colors or Preservatives
•	Low in Calories—only 80 calories

*When compared ounce for ounce to the leading juice beverages

Dog On It! comes in five fruit flavors —Orange Splash, Berry Punch, Kiwi Watermelon, Tropical Tangerine, and Strawberry Lemonade. Dog On It! is 25% juice and only 80 calories, with no artificial sweeteners added. Overall, 100% juice drinks have higher levels of sugar and calories, without the extra nutrients in Dog On It!   White Hat created Dog On It! fortified juice beverage because kids don't need all that extra sugar—especially high fructose corn syrup! Kids need great taste, essential vitamins and minerals, LOW SUGAR, with NO artificial anything added!

“Fortified” means that White Hat has added essential vitamins and nutrients to Dog On It! to make it specially formulated for growing kids. Through its marketing efforts, White Hat makes the claim that ounce for ounce, Dog On It! delivers more nutritional value than 100% juice, more than milk and more than any sports drink or water.

Marketing

To garner brand acceptance among consumers and to underscore White Hat Brand’s commitment to combating increasing rates of obesity and diabetes in children, its strategic partners include the Juvenile Diabetes Research Foundation International (JDRF), the world’s leading supporter of medical research on Type 1 diabetes and related complications, and the American Camps Association, a network of approximately 2,500 camps nationwide whose purpose is to promote human development and enrich the lives of children through the camp experience. Dog On It! carries the JDRF logo on all its packaging.

With the regional test of Dog On It!, White Hat Brands employed a two-pronged marketing plan: (1) invest heavily in retail customer programs to drive consumer trial (i.e., pricing promotions, in-circular ads, in-store sampling and couponing) and (2) leverage its national partnership with the JDRF to lend credibility to the brand and engage target consumers directly through event marketing opportunities.

Business Strategy

In the interest of minimizing overhead, White Hat Brands is a ‘virtual company’.  Beyond the core management team responsible for overseeing the operations, sales, marketing and financial performance of the business, all additional support comes from outside providers, including third party contract manufacturers, logistics management companies, sales brokers and wholesalers, beverage formulation houses and marketing agencies.

Through this network of partners, White Hat Brands has successfully tested a proprietary brand in Dog On It! that it will continue to develop by pursuing new distribution channels and by introducing new formats of the product.  Additionally, White Hat Brands has incubated other proprietary brands to enhance its portfolio of functional food and beverage products.  Subsequent to this merger with Mach One, White Hat Brands will also be equipped to scale the business through an acquisition strategy targeting health and wellness food and beverage brands.

As White Hat Brands’ product portfolio matures, it will consider all traditional ways of optimizing shareholder value.

Industry Overview

The U.S. market for functional foods and beverages increased 6% with sales totaling almost $31 billion in 2008, and is forecasted to reach $43 billion by 2013.

EMPLOYEES

In addition to Kevin P. Quirk, President and CEO, WhiteHat Brands’ management team is comprised of three additional full-time employees responsible for the operations, sales and marketing of its products.

LEGAL PROCEEDINGS

White Hat is not a party to nor is it aware of any existing, pending or threatened lawsuits or other legal actions.

PROPERTIES

White Hat Brands® and Dog On It! ® are trademarks of White Hat.

Item 3.02 Unregistered Sales of Equity Securities.

On April 14, 2010, pursuant to a Plan and Agreement of Merger, Mach One issued 154,798,788 shares of its common stock to 67 holders of shares of WhiteHat common and preferred stock (“WhiteHat Shareholders”) and 15,343,750 shares of its common stock was issued to 7 creditors (the “Creditors”) upon the cancellation and conversion of $987,000 in indebtedness owed by WhiteHat.

All of the WhiteHat Shareholders and Creditors above are sophisticated individuals who had the opportunity to review all of Mach One’s SEC filings and to discuss with the officers and directors of Mach One the business and financial activities of Mach One.  All the investors acquired their shares for investment and not with a view toward distribution. All of the stock certificates issued to the 74 WhiteHat Shareholders and Creditors set forth above have been affixed with an appropriate legend restricting sales and transfers.  Therefore, based on the foregoing, Mach One has issued the 170,142,538 shares in reliance upon the exemptions from registration provided by Section 4(2) of the Securities Act of 1933 and/or Regulation D, thereunder.

Item 5.02 Departure of Directors or Certain Officers; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Pursuant to the Agreement, Kevin P. Quirk and Gilbert Peter were appointed to the Board of Directors of Mach One as of April 14, 2010. Following are the résumés of Messrs. Quirk and Peter:

Kevin P. Quirk. Mr. Quirk, age 42, founded WhiteHat Holdings, LLC and its wholly-owned subsidiary White Hat Brands in 2006 and has continued to serve as the President and CEO of both entities since their formations. Prior to founding White Hat Brands, Mr. Quirk was employed by The Coca-Cola Company where he held a variety of senior-level marketing positions, most recently on the Minute Maid business. Prior to Coca-Cola, Mr. Quirk spent nine years at Anheuser-Busch where he worked in Brand Management, Field Sales and Marketing, Wholesaler Development and Strategic Planning. Mr. Quirk has a BS in Marketing and a BA in Communications from Saint Louis University and extensive executive management coursework at Harvard Business School.

Gilbert Peter.  Mr. Peter, age 50, has long been an entrepreneur with holdings in many companies over the years in both the private and public sector. As Director of his own Private Venture firm, established in 2000 Mr. Peter has focused on developing early stage or start-up companies and bringing them through the seed stage towards acquisition or public offering. Mr. Peter has helped successfully launch companies in many sectors, and is a generalist as far as sectors. His area of concentration over the past few years includes, Business Service, Healthcare, software, sports apparel, Sports and entertainment, as well as Real Estate Telecommunications. His most recent interests center around Health and wellness, which includes a children’s fortified healthy beverage company established in 2007, as well as newly formed walk-in medical centers, same day outpatient surgery centers, and a plastic surgery center that focuses on cutting edge hair replacement. Mr. Peters main area of expertise has always been focused on formation, as well as providing strategic relationships that are crucial to development. Over the last 15 years Mr. Peter has formed long standing and personal relationships with major banks worldwide including,  Morgan Stanley, Goldman Sacs,  and CIBC Oppenheimer to name a few. He has also built longstanding relationships with many private Venture Capital groups. Mr. Peter has been actively involved with many non-profit organizations including, The Children’s Cancer Center in Tampa Florida, as well as The Mellanby Autism Foundation, serving as a past Board member of both of these organizations. Mr. Peter Has a wife and 3 children and currently resides in Fort Lauderdale Florida

Item 7.01 Regulation FD Disclosure

 On April 15, 2010, Mach One issued a news release related to the acquisition of WhiteHat Holdings, LLC. A copy of the news release is attached as Exhibit 99.1 hereto and incorporated herein by reference. This disclosure does not constitute an offer to sell, or the solicitation to buy, any such security.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

Mach One hereby undertakes to file the financial statements required by this Item 9.01(a) not later than 71 days after the date this Form 8-k was due for filing.

(b)	Pro Forma Financial Statements.

Mach One hereby undertakes to file the pro forma financial information required by this Item 9.01(b) not later than 71 days after the date this Form 8-K was due for filing.

(c)	Exhibits

2.4	Plan and Agreement of Merger By and Among Mach One Corporation, WhiteHat Holdings, LLC and White Hat Acquisition Corp. dated February 25, 2010, previously filed on Form 8-K on March 3, 2010.

99.1	News Release dated April_14, 2010.

Signature(s)

Pursuant to the Requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the Undersigned hereunto duly authorized.

Mach One Corporation
Date: April 15, 2010	By:	/s/ Steven M. Grubner
Steven M. Grubner Chief Operating Officer

Exhibit Index

Exhibit No.	Description

2.4	Plan and Agreement of Merger BY and Among Mach One Corporation, WhiteHat Holdings, LLC and White Hat Acquisition Corp. dated February 25, 2010, previously filed on Form 8-K on March 5,
99.1	News Release dated April 14, 2010.